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                                                                   EXHIBIT 10.24

                               UNUM CORPORATION

                      1996 LONG-TERM STOCK INCENTIVE PLAN

SECTION 1.  Purpose.
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The purpose of the UNUM Corporation 1996 Long-Term Stock Incentive Plan (the
"Plan") is to promote the interests of UNUM Corporation and its stockholders by
(i) attracting and retaining executive officers and other key employees of outstanding ability; (ii) motivating such individuals, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of UNUM Corporation.

SECTION 2.  Definitions.
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"Affiliate" shall mean any corporation or other entity which is not a Subsidiary but as to which the Corporation possesses a direct or indirect ownership interest and has representation on the board of directors or any similar governing body.

"Award" shall mean a grant or award under Sections 6 through 10, inclusive, of the Plan, as evidenced in a written document delivered to a Participant.

"Board" shall mean the Board of Directors of the Corporation.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Committee" shall mean the Compensation Committee of the Board, or, to the extent necessary to satisfy the requirements of Section 162(m) of the Code, a subcommittee thereof.

"Common Stock" or "Stock" shall mean the common stock, $.10 par value, of the Corporation.

"Corporation" shall mean UNUM Corporation.

"Employee" shall mean any employee of the Employer.

"Employer" shall mean the Corporation and any Subsidiary or Affiliate.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" shall mean the average of the highest and lowest sales prices reported for consolidated trading of the Stock on the New York Stock Exchange on the date in question, or, if the Stock shall not have been traded on such date, the average of such highest and lowest sales prices on the first day prior thereto on which the Stock was so traded.

"Fiscal Year" shall mean the fiscal year of the Corporation.

"Incentive Stock Option" shall mean a stock option granted under Section 6 which is intended to meet the requirements of Section 422 of the Code.

"Limited Right" shall mean a limited stock appreciation right granted under
Section 8.

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"Non-Qualified Stock Option" shall mean a stock option granted under Section 6 which is not intended to be an Incentive Stock Option.

"Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

"Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

"Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied as a condition to the receipt of shares by a Participant under a Restricted Stock Award, or to the payment or receipt of shares or cash under a Restricted Stock Unit or Performance Share Award. With respect to any Restricted Stock, Restricted Stock Unit or Performance Share Award which the Committee designates as being intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall be based on one or more of the following: the market price of a share of the Common Stock; earnings per share, return to stockholders (including dividends), return on equity, earnings of the Corporation on a GAAP or statutory accounting basis, revenues, market share, cash flow or cost reduction goals, underwriting margin, or any combination of the foregoing. Such criteria and objectives may be expressed on either an absolute basis or relative to the performance of a peer group selected by the Committee. In the case of any Restricted Stock or Performance Share Award which the Committee does not designate as being intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder, such criteria and objectives, if any, may include one or more of the criteria and objectives referred to above or such other criteria and objectives as the Committee may determine.

"Performance Period" shall mean a period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

"Performance Share" shall mean a right, granted to a Participant under Section 10 of this Plan, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

"Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 9 of this Plan.

"Restricted Stock Unit" shall have the meaning provided in Section 10(a).

"Restriction Period" shall mean a period designated by the Committee during which the Performance Measures and other conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or Performance Share Award shall be measured.

"Stock Appreciation Right" shall mean an Award granted under Section 7 of the Plan.

"Subsidiary" shall mean any business entity in which the Corporation possesses directly or indirectly fifty percent (50%) or more of the total combined voting power.

"Voting Securities" shall mean securities which are entitled to cast votes as to general corporate matters, including the election of directors.

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SECTION 3.  Administration.
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The Committee shall have full power to interpret and administer the Plan and full authority to select the individuals to whom Awards will be granted and to determine the type and amount of Award(s) to be granted to each Participant, the terms and conditions of Awards granted under the Plan and the terms and conditions of the agreements which will be entered into with Participants.

The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); to direct employees of the Corporation and its subsidiaries or other advisors to prepare such materials or perform such analysis as the Committee deems necessary or appropriate; and otherwise to supervise the administration of the Plan. The Committee may delegate such of its responsibilities set forth above to members of the Corporation's management as the Committee may determine, with regard to the grant, amendment, interpretation and administration of Awards to Participants who are not subject to Sections 16(a) and 16(b) of the Exchange Act, and except with respect to Awards which are designed to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder.

Any interpretation and action under this Plan by the Committee, or members of the Corporation's management acting under authority delegated by the Committee, shall be final, binding and conclusive on the Corporation, its stockholders, Subsidiaries, Affiliates, all Participants, their respective legal representatives, successors and assigns and upon all persons claiming under or through any of them. Neither any member of the Board of Directors or of the Committee nor any member of the Corporation's management acting under authority delegated by the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.

SECTION 4.  Eligibility.
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Participation in the Plan shall be limited to those key employees of the
Corporation and any Subsidiary and Affiliate selected at the sole discretion of the Committee.

SECTION 5.  Maximum Amount Available for Awards.
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Subject to adjustment as provided in Section 12(j), the maximum number of shares of Stock in respect of which Awards may be made under the Plan shall be a total of 7,000,000 shares of Common Stock, provided that during any single calendar year (i) Options shall not be granted to any individual Participant to purchase more than 400,000 shares of the Common Stock, and (ii) the sum of all shares of Restricted Stock plus all Restricted Stock Units plus all Performance Shares granted to any individual Participant shall not exceed 200,000. Common Stock may be made available from the authorized but unissued shares of the Corporation or from shares reacquired by the Corporation, including shares purchased in the open market. In the event that (i) an Option, or Stock Appreciation Right, or Limited Right expires, terminates, or is canceled, surrendered or exchanged unexercised as to any shares of Common Stock covered thereby, or (ii) any other Award in respect of shares is forfeited for any reason under the Plan, such shares shall thereafter be again available for award pursuant to the Plan.

SECTION 6.  Stock Options.
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(a)  Grant.  The Committee may, in its discretion, grant Options to such
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     eligible Participants as it may select.  The Committee shall determine the number of shares to be covered by each Option, the

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     Option Price, as defined below, therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations implementing Section 422.

(b)  Option Price.  The Committee shall establish the exercise price of the
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     Option (the "Option Price") at the time each Option is granted, which
     Option Price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

(c) Exercise.
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    (1)  Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award or thereafter; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the date of grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

    (2) The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of stock are used to pay the exercise price of an option, such shares must have been held by the Participant for at least six months. When shares of stock are delivered, such delivery may be by attestation of ownership or actual delivery of one or more certificates. Failure by the Committee to specify methods by which the exercise price of an Option may be paid or the form of payment shall be deemed to express the Committee's determination that all methods and forms of payment presented under the Plan are permitted under the grant.

(d)  Termination of Employment.
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     (1) If a Participant ceases to be an Employee other than by reason of death, retirement or permanent disability, any then outstanding Options may be exercised at any time before their expiration date or within three months after the date of termination, whichever is earlier, but only (unless otherwise determined by the Committee) to the extent that such Options were exercisable when employment ceased, and to the extent not so exercisable, the Option shall terminate on the date employment ceases; provided, however, that if a Participant is terminated for cause the Committee may determine that no Option may be exercised at any time after the termination date.

     (2) If a Participant's employment terminates because of death or permanent disability, all then outstanding Options previously granted to the Participant will become exercisable. In the case of death of the Participant, such Options may be exercised at any time before their expiration date or within three years after the date of termination, whichever is earlier. In the case of permanent disability, such Options may be exercised at any time before their expiration date.

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    (3)  If a Participant's employment terminates because of retirement, any then outstanding Options may be exercised at any time before their expiration date or within five years after the date of termination, whichever is earlier, but only (unless otherwise determined by the Committee) to the extent that such Options were exercisable when employment ceased, and to the extent not so exercisable, the Option shall terminate on the date employment ceases.

SECTION 7.  Stock Appreciation Right.
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(a) The Committee shall have the authority to grant Stock Appreciation Rights in tandem with the grant of an Option or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem with an Option may be granted either at or after the time of the grant of such Option.

    Stock Appreciation Rights or any applicable portion thereof granted in tandem with a given Option shall only be exercisable to the extent that the related Option is exercisable and shall terminate and no longer be exercisable upon the expiration, termination, or cancellation of the related Option.

    The exercise of an Option shall result in an immediate forfeiture of any Stock Appreciation Right granted in tandem with that Option, and the exercise of such Stock Appreciation Right shall cause an immediate forfeiture of its related Option. Stock Appreciation Rights shall not be exercisable after the expiration of ten years from date of grant. A Stock Appreciation Right granted in tandem with an Option may be exercised by an optionee, in accordance with this Section 7, by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 7.

(b) A Stock Appreciation Right shall entitle the Participant to receive from the Corporation an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of the exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, for any Stock Appreciation Right which is not related to an Incentive Stock Option and can only be exercised during limited periods of time in order to satisfy the conditions of certain rules of the Securities and Exchange Commission, the exercise of any such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Stock is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine whether Stock Appreciation Rights shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock.

SECTION 8.  Limited Rights.
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(a) The Committee shall have the authority to grant Limited Rights in tandem with the grant of an Option or freestanding and unrelated to an Option. Limited Rights granted in tandem with an Option may be granted either at or after the time of the grant of such Option.

    Limited Rights or any applicable portion thereof granted in tandem with a given Option shall terminate and no longer be exercisable upon the expiration, termination or cancellation of the

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    related Option. The exercise of an Option shall result in an immediate forfeiture of any Limited Right granted in tandem with that Option, and the exercise of such Limited Right shall cause an immediate forfeiture of its related Option.

    A Limited Right granted in tandem with an Option may be exercised by an optionee, in accordance with this Section 8, by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 8.

(b) Limited Rights shall only be exercisable during the 30 day period following a Change in Control as defined in Section 11 and shall not be exercisable after the expiration of ten years from the date of grant.

(c) Upon the exercise of a Limited Right, an optionee shall be entitled to receive from the Corporation an amount in cash equal in value to the excess of (i) the higher of (A) the highest price per share paid in connection with the Change in Control or (B) the highest Fair Market Value per share as reported in the Wall Street Journal at any time during the 60 day period preceding the Change in Control over (ii) in the case of a Limited Right granted in tandem with an Option, the Option Price per share specified in the related Option and in the case of all other Limited Rights, the price per share established in the grant of the Limited Right (which shall not be less than the Fair Market Value of a share of Common Stock on the date of grant), such excess to be multiplied by the number of shares in respect of which the Limited Right shall have been exercised; provided, however, that upon the exercise of a Limited Right granted in tandem with an Incentive Stock Option, the amount set forth in clause (i) shall not exceed the Fair Market Value of a share on the date of exercise of the Limited Right.

(d) Limited Rights shall be subject to such other terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee. This Section 8 shall be interpreted in accordance and consistent with the principles set forth in Rule 16b-3 of the Exchange Act.

SECTION 9.  Restricted Stock.
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(a) Grant.  The Committee may, in its discretion, grant shares of Restricted
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    Stock to such eligible Participants as it may select.  The Committee shall determine the number of shares of Restricted Stock to be granted to each Participant, whether or not the Restricted Stock Award is designed to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder, the duration of the Restriction Period (if any) during which, and the conditions under which, the Restricted Stock may be forfeited to the Corporation, and the other terms and conditions of such Awards. The Committee may condition the vesting of shares of Restricted Stock on Performance Measures to be attained by the Corporation and/or the Participant over a stated Performance Period.

(b) Assignability.  Shares of Restricted Stock may not be sold, assigned,
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    transferred, pledged or otherwise encumbered, except as herein provided, during the Restriction Period.

(c) Dividends.  The Committee shall determine whether dividends payable on
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    shares of Restricted Stock shall be paid to the Participant during the
    Restriction Period or held in a suspense account for payment (with or without interest) to the Participant only in the event of the vesting of the underlying shares of Restricted Stock.

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(d) Termination of Employment.  Subject to Section 11 of this Plan, all of the
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    provisions governing the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award, or any cancellation or forfeiture of shares of Restricted Stock upon termination of employment of the Participant, whether by reason of death, permanent disability, retirement, or otherwise, shall be set forth in the Agreement relating to such Restricted Stock Award, or in guidelines established by the Committee and made applicable to such Restricted Stock Award.

SECTION 10. Restricted Stock Units.
            -----------------------

(a) Grant.  The Committee may, in its discretion, grant Restricted Stock Units
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    to such eligible Participants as it may select. Restricted Stock Units shall entitle the Participant to receive one share of Common Stock per Unit at the times and subject to the conditions determined by the Committee. The Committee shall determine the number of Units to be granted to each Participant, whether or not the Restricted Stock Units are designed to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder, the duration of the Restricted Period (if any) during which, and the conditions under which, the Restricted Stock Units may be forfeited to the Corporation, the schedule for settlement, and any other terms and conditions relating to each grant, not inconsistent with the terms of this Plan, as the Committee shall deem advisable. The Committee may provide that the holder of a Restricted Stock Unit Award shall receive cash or Common Stock equal in value to the dividends paid with respect to a specified number of shares of the Common Stock, as such dividends accrue or upon settlement of the Restricted Stock Unit Award, in which case dividends may be deemed to have been reinvested in additional Common Stock or such other investment vehicles as the Committee may specify.

(b) Assignability.  Restricted Stock Units may not be sold, assigned,
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    transferred, pledged or otherwise encumbered.

(c) Termination of Employment.  Subject to the renumbered Section 12 of this
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    Plan, all of the provisions governing the satisfaction of Performance
    Measures and the termination of the Restriction Period relating to a Restricted Stock Unit Award, or any cancellation or forfeiture of shares of Restricted Stock Units upon termination of employment of the Participant, whether by reason of death, permanent disability, retirement, or otherwise, shall be set forth in the Agreement relating to such Restricted Stock Unit Award, or in guidelines established by the Committee and made applicable to such Restricted Stock Unit Award.

SECTION 11. Performance Share Awards.
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(a) Grant.  The Committee may, in its discretion, grant Performance Share Awards
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    to such eligible Participants as it may select.  The Committee shall determine the number of Performance Shares to be granted to each Participant, whether or not the Performance Share Award is designed to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder, the Performance Measures and Performance Period applicable to each grant, and any other terms and conditions relating to each grant, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(b)  Settlement.  The Agreement relating to a Performance Share Award (i) shall
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     specify whether such award may be settled in shares of Common Stock
     (including shares of Restricted Stock) or cash or a combination thereof; and (ii) may specify whether the holder thereof shall be entitled to receive,

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     on a current or deferred basis, dividend equivalents, and if determined by the Committee, interest on any deferred dividend equivalents with respect to the number of shares of Common Stock subject to such Award. Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holders of such award shall have no rights as a stockholder of the Corporation with respect to the shares of Common Stock subject to such Award.

(c)  Termination of Employment.  Subject to Section 12 of this Plan, all of the
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     terms relating the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any cancellation or forfeiture of such Performance Share Award upon a termination of employment, whether by reason of death, disability, retirement, or otherwise, shall be set forth in the Agreement relating to such Performance Share Award, or in guidelines established by the Committee and made applicable to such Performance Share Award.

SECTION 12.  Change of Control.
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Notwithstanding anything to the contrary contained herein, and notwithstanding any contrary waiting period or installment period in any agreement relating to an Award or in the Plan, in the event of a Change in Control (as hereinafter defined), (i) each outstanding Option, Stock Appreciation Right and Limited Right granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby; (ii) any Performance Measure relating to any Restricted Stock, Restricted Stock Units or Performance Share Award (including any Restricted Stock already granted or to be granted in satisfaction of a Performance Share Award) shall be deemed to be satisfied at the maximum level; and (iii) any Restriction Period and/or Performance Period relating to any Restricted Stock, Restricted Stock Units or Performance Share Award (including any Restricted Stock already granted or to be granted in satisfaction of a Performance Share Award) shall lapse (and any other conditions pertaining to the vesting of any such Award shall be waived) and such shares and Awards shall be deemed fully vested.

For purposes of this Plan, a Change in Control shall be deemed to have occurred upon the first to occur of the following events:

        any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, a trustee or other fiduciary holding Voting Securities under an employee benefit plan of the Corporation, or any corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 40% of the number of the Corporation's then outstanding Voting Securities, excluding any "person" who becomes such a beneficial owner in connection with an Excluded Transaction described in clause (iii) below;

   (ii) the following individuals cease for any reason to constitute a majority of the directors then serving: individuals who on January 1, 1996, constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on January 1, 1996 or whose appointment or election or nomination for election was previously so approved;

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 (iii)  there is consummated a merger or consolidation of the Corporation (or any direct or indirect wholly-owned Subsidiary of the Corporation) with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or any parent thereof) more than 60% of the combined voting power of the Voting Securities of the Corporation (or the voting securities of such surviving entity or any parent thereof) outstanding immediately after such merger or consolidation (an "Excluded Transaction"); or

   (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

SECTION 13.  General Provisions.
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(a) Income Tax Withholding.  The Corporation shall have the authority and the
    ----------------------
    right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the award shares of stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

(b) Nontransferability.  Unless so provided in the Agreement with respect to
    ------------------
    such Award, no Award shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

(c) No Right to Employment.  No person shall have any claim or right to be
    ----------------------
    granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

(d) No Rights as Stockholder.  Subject to the provisions of the applicable
    ------------------------
    Award, no Participant or transferee of an Option or Restricted Stock Unit shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

(e) Construction of the Plan.  The validity, construction, interpretation,
    ------------------------
    administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

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(f) Effective Date.  Subject to the approval of the stockholders of the
    --------------
    Corporation, the Plan shall be effective on March 8, 1996 (the "Effective Date"). No Options or Awards may be granted under the Plan after March 7, 2006.

(g) Amendment of Plan.  The Board may amend, suspend or terminate the Plan or
    -----------------
    any portion thereof at any time. The Chief Executive Officer shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan which may be dictated by requirements of federal or state statutes applicable to the Corporation or authorized or made desirable by such statutes. No modification or termination of the Plan shall, without the optionee's consent, alter or impair any of his or her rights or obligations under any Award theretofore granted to him or her under the Plan.

(h) Amendment of Award. The Committee may amend, modify or terminate any
    ------------------
    outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which (A) an Option, Stock Appreciation Right or Limited Right becomes exercisable, or (B) shares of Restricted Stock, Restricted Stock Units or Performance Share Awards become nonforfeitable; or (ii) to cancel and reissue an Award under such different terms and conditions as it determines appropriate.

Hardship Distributions.  In no event shall any Option granted under this Plan be
----------------------
exercisable through payment of the Option Price in cash during the period of one year following a hardship distribution under the UNUM Employees Retirement Savings Plan and Trust, as defined therein.

Adjustments and Assumption.  In the event of a reorganization, recapitalization,
--------------------------
stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Corporation, the Committee shall make such adjustments as it deems appropriate in the number and kind of shares authorized by the Plan, in the number and kind of shares or Performance Shares covered by the Awards granted, in the maximum number of Options, Restricted Stock, Restricted Stock Units and Performance Shares which may be granted to any individual Participant in a single calendar year, and in the purchase price of outstanding Options. In the event of any merger, consolidation or other reorganization in which the Corporation is not the surviving or continuing corporation, unless otherwise provided for in the documents governing such merger, consolidation or other reorganization, all Awards granted hereunder and outstanding on the date of such event shall be assumed by the surviving or continuing corporation with appropriate adjustment as to the number and kind of shares and purchase price of the shares.

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